NEXTERA ENERGY OPERATING PARTNERS, LP
NEXTERA ENERGY US PARTNERS HOLDINGS, LLC
700 Universe Boulevard
Juno Beach, Florida 33408

LETTER AMENDMENT
Dated as of December 10, 2019
Bank of America, N.A.
as Administrative Agent and Collateral
Agent
Bank of America Corporate Center
NC1-007-17-18
100 North Tryon Street
Charlotte, North Carolina 28255
Attention: Jerry Wells

Re:
Revolving Credit Agreement, dated as of July 1, 2014, among NextEra Energy US Partners Holdings, LLC (“US Holdings”) and NextEra Energy Canada Partners Holdings, ULC (“Canadian Holdings”), as Borrowers, NextEra Energy Operating Partners, LP, as Guarantor (“OpCo” and, together with US Holdings as the sole remaining Borrower, the “Loan Parties”), the lenders parties thereto, Bank of America, N.A., as Administrative Agent and as Collateral Agent, and Bank of America, N.A. (Canada Branch), as Canadian Agent (as amended, extended and otherwise modified prior to the date hereof,, the “Credit Agreement”).

Ladies and Gentlemen:

This letter amendment (the “Amendment”) confirms that the Loan Parties, Agent, the Lenders and the Issuing Banks have agreed to amend the Credit Agreement as hereinafter specified. Any capitalized terms appearing but not otherwise defined in this Amendment shall have the meanings specified for those terms in the Credit Agreement.

The Credit Agreement is hereby amended as follows:

1.    The first sentence of Section 2.11(a) of the Credit Agreement is hereby amended in its entirety to read as follows:
“At least sixty (60) days but not more than ninety (90) days prior to February 8 in each year, the Loan Parties, by Notice to the Agent, may request an extension of the Commitment Termination Date by one year.”

2.    The first sentence of Section 2.11(b) is hereby amended by substituting the words “the applicable February 8” for the words “the applicable anniversary”.

3.    Section 11.01 of the Credit Agreement is hereby amended to delete clause (c) of said Section 11.01, which shall intentionally remain blank.

4.    A new Section 11.13 is hereby added to the Credit Agreement to read in its entirety as follows:

Section 11.13. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)    As used in this Section 11.13, the following terms have the following meanings:

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“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

The Loan Parties, Agent and the Lenders hereby acknowledge and agree that, except as expressly set forth in this Amendment, all terms of the Credit Agreement shall remain unmodified and shall continue in full force and effect from and as of the date hereof. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

This Amendment shall become effective the execution and delivery of this Amendment by each of the Loan Parties, Agent and (i) as to the amendments in items 1, 2 and 4 above, by the Majority Lenders, and (ii) as to the amendment in item 3, by all of the Lenders. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as supplemented by this Amendment. This Amendment shall be deemed to constitute a Loan Document.

This Amendment may be executed in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by emailed pdf file or other electronic means shall be effective as delivery of a manually-executed counterpart signature page.

This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws thereunder (other than § 5-1401 of the New York General Obligations Law).

[Signatures appear on following pages]

3

By signing this Amendment where indicated below, each of the Loan Parties, the Lenders and Agent is confirming its acceptance of the terms of this Amendment to the Credit Agreement as set forth above.

NEXTERA ENERGY OPERATING PARTNERS, LP, as Guarantor

By:    NEXTERA ENERGY OEPRATING     PARTNERS GP, LLC, its General Partner

By:        PAUL I. CUTLER
Name: Paul I. Cutler
Title: Treasurer

NEXTERA ENERGY US PARTNERS HOLDINGS, LLC, as Borrower

By:        PAUL I. CUTLER
Name: Paul I. Cutler
Title: Treasurer

BANK OF AMERICA, N.A., as the Agent

By:    RONALDO NAVAL
Name: Ronaldo Naval
Title: Vice President

BANK OF AMERICA, N.A. (CANADA BRANCH), as the Canadian Agent

By:    SYLWIA DURKIEWICZ
Name: Sylwia Durkiewicz
Title: Vice President

2

Consent to the forgoing Amendments in
Items 1, 2 and 4:

Banco Santander, S.A., New York Branch

By: XAVI RUIZ SENA
Name: Xavi Ruiz Sena
Title: Managing Director

By: RITA WALZ-CUCCIOLI
Name: Rita Walz-Cuccioli
Title: Executive Director

Consent to the forgoing Amendment in
Item 3:

Banco Santander, S.A., New York Branch

By: XAVI RUIZ SENA
Name: Xavi Ruiz Sena
Title: Managing Director

By: RITA WALZ-CUCCIOLI
Name: Rita Walz-Cuccioli
Title: Executive Director

Consent to the forgoing Amendments in
Items 1, 2 and 4:

Bank of America, N.A.

By: MAGGIE HALLELAND
Name: Maggie Halleland
Title: Vice President

Consent to the forgoing Amendment in
Item 3:

Bank of America, N.A.

By: MAGGIE HALLELAND
Name: Maggie Halleland
Title: Vice President

Consent to the forgoing Amendments in
Items 1, 2 and 4:

Bank of America, N.A. (Canada Branch)

By: SYLWIA DURKIEWICZ
Name: Sylwia Durkiewicz
Title: Vice President

Consent to the forgoing Amendment in
Item 3:

Bank of America, N.A. (Canada Branch)

By: SYLWIA DURKIEWICZ
Name: Sylwia Durkiewicz
Title: Vice President

Consent to the forgoing Amendments in
Items 1, 2 and 4:

BANK OF MONTREAL, CHICAGO BRANCH

By: RAHUL D. SHAH
Name: Rahul D. Shah
Title: Managing Director

Consent to the forgoing Amendment in
Item 3:

BANK OF MONTREAL, CHICAGO BRANCH

By: RAHUL D. SHAH
Name: Rahul D. Shah
Title: Managing Director

Consent to the forgoing Amendments in
Items 1, 2 and 4:

The Bank of Nova Scotia

By: DAVID DEWAR
Name: David Dewar
Title: Director

Consent to the forgoing Amendment in
Item 3:

The Bank of Nova Scotia

By: DAVID DEWAR
Name: David Dewar
Title: Director

Consent to the forgoing Amendments in
Items 1, 2 and 4:

BARCLAYS BANK PLC

By: SYDNEY G. DENNIS
Name: Sydney G. Dennis
Title: Director

Consent to the forgoing Amendment in
Item 3:

BARCLAYS BANK PLC

By: SYDNEY G. DENNIS
Name: Sydney G. Dennis
Title: Director

Consent to the forgoing Amendments in
Items 1, 2 and 4:

BNP PARIBAS

By: DENIS O'MEARA
Name: Denis O’Meara
Title: Managing Director

By: THEODORE SHEEN
Name: Theodore Sheen
Title: Director

Consent to the forgoing Amendment in
Item 3:

BNP PARIBAS

By: DENIS O'MEARA
Name: Denis O’Meara
Title: Managing Director

By: THEODORE SHEEN
Name: Theodore Sheen
Title: Director

Consent to the forgoing Amendments in
Items 1, 2 and 4:

Canadian Imperial Bank of Commerce, New York Branch

By: ANJU ABRAHAM
Name: Anju Abraham
Title: Authorized Signatory

By: ANDREW R. CAMPBELL
Name: Andrew R. Campbell
Title: Authorized Signatory

Consent to the forgoing Amendment in
Item 3:

Canadian Imperial Bank of Commerce, New York Branch

By: ANJU ABRAHAM
Name: Anju Abraham
Title: Authorized Signatory

By: ANDREW R. CAMPBELL
Name: Andrew R. Campbell
Title: Authorized Signatory

Consent to the forgoing Amendments in
Items 1, 2 and 4:

CITIBANK, N.A.

By: RICHARD RIVERA
Name: Richard Rivera
Title: Vice President

Consent to the forgoing Amendment in
Item 3:

CITIBANK, N.A.

By: RICHARD RIVERA
Name: Richard Rivera
Title: Vice President

Consent to the forgoing Amendments in
Items 1, 2 and 4:

COMMERZBANK AG, NEW YORK BRANCH

By: JAMES BOYLE
Name: James Boyle
Title: Director

By: KAREEM HARTL
Name: Kareem Hartl
Title: Assistant Vice President

Consent to the forgoing Amendment in
Item 3:

COMMERZBANK AG, NEW YORK BRANCH

By: JAMES BOYLE
Name: James Boyle
Title: Director

By: KAREEM HARTL
Name: Kareem Hartl
Title: Assistant Vice President

Consent to the forgoing Amendments in
Items 1, 2 and 4:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By: DARRELL STANLEY
Name: Darrell Stanley
Title: Managing Director

By: MICHAEL WILLIS
Name: Michael Willis
Title: Managing Director

Consent to the forgoing Amendment in
Item 3:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By: DARRELL STANLEY
Name: Darrell Stanley
Title: Managing Director

By: MICHAEL WILLIS
Name: Michael Willis
Title: Managing Director

Consent to the forgoing Amendments in
Items 1, 2 and 4:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By: MIKHAIL FAYBUSOVICH
Name: Mikhail Faybusovich
Title: Authorized Signatory

By: ANDREW GRIFFIN
Name: Andrew Griffin
Title: Authorized Signatory

Consent to the forgoing Amendment in
Item 3:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By: MIKHAIL FAYBUSOVICH
Name: Mikhail Faybusovich
Title: Authorized Signatory

By: ANDREW GRIFFIN
Name: Andrew Griffin
Title: Authorized Signatory

Consent to the forgoing Amendments in
Items 1, 2 and 4:

DEUTSCHE BANK AG NEW YORK BRANCH

By: MING K. CHU
Name: Ming K. Chu
Title: Director

By: MARKO LUKIN
Name: Marko Lukin
Title: Vice President

Consent to the forgoing Amendment in
Item 3:

DEUTSCHE BANK AG NEW YORK BRANCH

By: MING K. CHU
Name: Ming K. Chu
Title: Director

By: MARKO LUKIN
Name: Marko Lukin
Title: Vice President

Consent to the forgoing Amendments in
Items 1, 2 and 4:

DNB Capital LLC

By: ELNAR GULSTAD
Name: Elnar Gulstad
Title: Senior Vice President

By: ANDREA OZBOLT
Name: Andrea Ozbolt
Title: First Vice President

Consent to the forgoing Amendment in
Item 3:

DNB Capital LLC

By: ELNAR GULSTAD
Name: Elnar Gulstad
Title: Senior Vice President

By: ANDREA OZBOLT
Name: Andrea Ozbolt
Title: First Vice President

Consent to the forgoing Amendments in
Items 1, 2 and 4:

Fifth Third Bank, National Association

By: WILLIAM MERRITT
Name: William Merritt
Title: Director II

Consent to the forgoing Amendment in
Item 3:

Fifth Third Bank, National Association

By: WILLIAM MERRITT
Name: William Merritt
Title: Director II

Consent to the forgoing Amendments in
Items 1, 2 and 4:

GOLDMAN SACHS BANK USA

By: RYAN DURKIN
Name: Ryan Durkin
Title: Authorized Signatory

Consent to the forgoing Amendment in
Item 3:

GOLDMAN SACHS BANK USA

By: RYAN DURKIN
Name: Ryan Durkin
Title: Authorized Signatory

Consent to the forgoing Amendments in
Items 1, 2 and 4:

JPMorgan Chase Bank N.A.

By: BRIDGET KILLACKEY
Name: Bridget Killackey
Title: Executive Director

Consent to the forgoing Amendment in
Item 3:

JPMorgan Chase Bank N.A.

By: BRIDGET KILLACKEY
Name: Bridget Killackey
Title: Executive Director

Consent to the forgoing Amendments in
Items 1, 2 and 4:

KEYBANK NATIONAL ASSOCIATION

By: SUKANYA V. RAJ
Name: Sukanya V. Raj
Title: Senior Vice President

Consent to the forgoing Amendment in
Item 3:

KEYBANK NATIONAL ASSOCIATION

By: SUKANYA V. RAJ
Name: Sukanya V. Raj
Title: Senior Vice President

Consent to the forgoing Amendments in
Items 1, 2 and 4:

Mizuho Bank, Ltd.

By: EDWARD SACKS
Name: Edward Sacks
Title: Authorized Signatory

Consent to the forgoing Amendment in
Item 3:

Mizuho Bank, Ltd.

By: EDWARD SACKS
Name: Edward Sacks
Title: Authorized Signatory

Consent to extend the Maturity Date:

Mizuho Bank, Ltd.

By: EDWARD SACKS
Name: Edward Sacks
Title: Authorized Signatory

Consent to the forgoing Amendments in
Items 1, 2 and 4:

MORGAN STANLEY BANK, N.A.

By: ALYSHA SALINGER
Name: Alysha Salinger
Title: Authorized Signatory

Consent to the forgoing Amendment in
Item 3:

MORGAN STANLEY BANK, N.A.

By: ALYSHA SALINGER
Name: Alysha Salinger
Title: Authorized Signatory

Consent to the forgoing Amendments in
Items 1, 2 and 4:

MUFG UNION BANK, N.A.

By: NICHOLAS R. BATTISTA
Name: Nicholas R. Battista
Title: Managing Director

Consent to the forgoing Amendment in
Item 3:

MUFG UNION BANK, N.A.

By: NICHOLAS R. BATTISTA
Name: Nicholas R. Battista
Title: Managing Director

Consent to the forgoing Amendments in
Items 1, 2 and 4:

Regions Bank

By: JERRY WELLS
Name: Jerry Wells
Title: Director

Consent to the forgoing Amendment in
Item 3:

Regions Bank

By: JERRY WELLS
Name: Jerry Wells
Title: Director

Consent to the forgoing Amendments in
Items 1, 2 and 4:

Royal Bank of Canada

By: FRANK LAMBRINOS
Name: Frank Lambrinos
Title: Authorized Signatory

Consent to the forgoing Amendment in
Item 3:

Royal Bank of Canada

By: FRANK LAMBRINOS
Name: Frank Lambrinos
Title: Authorized Signatory

Consent to the forgoing Amendments in
Items 1, 2 and 4:

Sumitomo Mitsui Banking Corporation

By: MICHAEL MAGUIRE
Name: Michael Maguire
Title: Managing Director

Consent to the forgoing Amendment in
Item 3:

Sumitomo Mitsui Banking Corporation

By: MICHAEL MAGUIRE
Name: Michael Maguire
Title: Managing Director

Consent to the forgoing Amendments in
Items 1, 2 and 4:

TRUIST BANK, as successor by merger to SunTrust Bank,

By: BRYAN KUNITAKE
Name: Bryan Kunitake
Title: Director

Consent to the forgoing Amendment in
Item 3:

TRUIST BANK, as successor by merger to SunTrust Bank,

By: BRYAN KUNITAKE
Name: Bryan Kunitake
Title: Director

Consent to the forgoing Amendments in
Items 1, 2 and 4:

THE TORONTO-DOMINION BANK, NEW YORK BRANCH

By: BRIAN MACFARLANE
Name: Brian MacFarlane
Title: Authorized Signatory

Consent to the forgoing Amendment in
Item 3:

THE TORONTO-DOMINION BANK, NEW YORK BRANCH

By: BRIAN MACFARLANE
Name: Brian MacFarlane
Title: Authorized Signatory

Consent to the forgoing Amendments in
Items 1, 2 and 4:

Wells Fargo Bank, N.A.

By: BOBBY AUSMAN
Name: Bobby Ausman
Title: Director

Consent to the forgoing Amendment in
Item 3:

Wells Fargo Bank, N.A.

By: BOBBY AUSMAN
Name: Bobby Ausman
Title: Director